UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

O'Reilly Automotive, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Patterson, Springfield, Missouri 65802
(Address of principal executive offices, Zip Code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 31, 2012, Rosalie O'Reilly-Wooten, a member of the Board of Directors of O'Reilly Automotive, Inc. ("the Company"), established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company's common stock. The plan provides for the sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of diversifying Mrs. Wooten's portfolio. The plan was established during the Company's unrestricted trading window and at a time when Mrs. Wooten was not in possession of material, non-public information about the Company. Mrs. Wooten has informed the Company that she will publicly disclose, as required by federal securities laws, any stock sales made under this plan.

On June 1, 2012, Ted Wise, Chief Operating Officer and Co-President of the Company, established a plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, for the trading of the Company's common stock. The plan provides for option exercises and subsequent sales of specified share amounts at specific market prices, subject to specified limitations. The plan was established for the purpose of facilitating the exercise and subsequent sale of stock options with a ten-year contractual life that are due to expire in February of 2015. The plan was established during the Company's unrestricted trading window and at a time when Mr. Wise was not in possession of material, non-public information about the Company. Mr. Wise has informed the Company that he will publicly disclose, as required by federal securities laws, any option exercises and stock sales made under this plan.

On June 1, 2012, the Company issued a press release announcing that its Board of Directors approved a resolution to increase the authorization amount under its share repurchase program by an additional $500 million, raising the aggregate authorization under the program to $2 billion. The text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 1, 2012

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2012	O'Reilly Automotive, Inc.
	By:	/s/ THOMAS MCFALL Thomas McFall Executive Vice-President of Finance and Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 1, 2012